Exhibit 10.1

FIRST AMENDMENT TO THE
INSPERITY, INC. 2012 INCENTIVE PLAN

The Insperity, Inc. 2012 Incentive Plan (the “Plan”), shall be, and hereby is, amended in the following respects, effective as of January 1, 2013, except as otherwise specified below:

I.

Section 12 is amended, in its entirety, to be and to read as follows:

“12.           Acceleration Upon a Change in Control. Notwithstanding anything herein to the contrary, unless an Award Agreement provides otherwise, all conditions and/or restrictions relating to the continued employment or service of a Participant and/or the achievement of Performance Objectives with respect to the vesting and exercisability or full entitlement to any Award shall immediately lapse upon a Change in Control.”

II.

Except as modified herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment to the Plan is adopted this    19th     day of February, 2013.

INSPERITY, INC.

By:	/s/ Daniel D. Herink
Name:	Daniel D. Herink
Title:	Senior Vice President of Legal, General Counsel and Secretary